UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2010
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-16411 (Commission File Number)	95-4840775 (IRS Employer Identification No.)
1840 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)
(310) 553-6262
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On July 13, 2010, Northrop Grumman Corporation (the “Company”) issued a press release which contains information about financial events occurring during the quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1.
Item 8.01. Other Events.
The press release noted in Item 2.02 above announced the Company’s plans to consolidate its Gulf Coast shipbuilding operations and explore strategic alternatives for its Shipbuilding business.
Ship construction at the Company’s Avondale facility is expected to wind down in 2013 and all future LPD-class ships will be built in a single production line at the Company’s Pascagoula, Mississippi facility.
The strategic alternatives under consideration for the Shipbuilding business include, but are not limited to, a spin-off to Company shareholders.
There can be no assurance that the exploration of strategic alternatives will result in any transaction, or that, if completed, any transaction will be on attractive terms. This Current Report on Form 8-K does not constitute an offer to sell or solicitation of an offer to buy any securities.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Furnished

Exhibit 99.1	Press Release dated July 13, 2010
Statements in this Form 8-K, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “plan,” and “explore,” and similar expressions generally identify these forward-looking statements. These statements are not guarantees of future performance and involve certain risks and uncertainties. Actual results could differ materially due to factors such as: timing and execution of the Gulf Coast consolidation described in this Form 8-K; execution of any strategic alternative for the Shipbuilding business; the effect of economic conditions in the United States and globally; access to capital; future sales and cash flows; timing of cash receipts; effective tax rates and timing and amounts of tax payments; returns on pension plan assets, interest and discount rates and other changes that may impact pension plan assumptions; retiree medical expense; the outcome of litigation, claims, audits, appeals, bid protests and investigations; hurricane and earthquake-related insurance coverage and recoveries; costs of environmental remediation; our relationships with labor unions; availability and retention of qualified personnel; costs of capital investments; changes in organizational structure and reporting segments; risks associated with acquisitions, dispositions, joint ventures, strategic alliances and other business arrangements; possible impairments of goodwill or other intangible assets; effects of legislation, rulemaking, and changes in accounting, tax or defense procurement; changes in government and customer priorities and requirements (including, government budgetary constraints, shifts in defense spending, changes in import and export policies, changes in customer short-range and long-range plans); acquisition or termination of contracts; technical, operation or quality setbacks in contract performance; protection of intellectual property rights; risks associated with our nuclear operations; issues with, and financial viability of, key suppliers and subcontractors; availability of materials and supplies; controlling costs of fixed-price development programs; contractual performance relief and the application of cost sharing terms; allowability and allocability of costs under U.S. Government contracts; progress and acceptance of new products and technology; domestic and international competition; legal, financial and governmental risks related to international transactions; potential security threats, natural disasters and other disruptions not under our control; and other risk factors disclosed in our filings with the Securities and Exchange Commission
These forward-looking statements speak only as of the date of this Form 8-K and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation (Registrant)
Date: July 16, 2010	By:	/s/ Joseph F. Coyne, Jr.
(Signature)
Joseph F. Coyne, Jr. Corporate Vice President, Deputy General Counsel and Secretary

Exhibit Index
Exhibit 99.1          Furnished — Press Release dated July 13, 2010